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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 30, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                      1-16455                   76-0655566
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                       Identification No.)


           1111 LOUISIANA STREET
              HOUSTON, TEXAS                               77002
 (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

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ITEM 5. OTHER EVENTS.

      (a) Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Reliant Resources, Inc.'s announcement of its intention to file a request with the Public Utility Commission of Texas to increase electricity prices, as presented in a press release dated January 30, 2003.

      (b) Attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of Reliant Resources, Inc.'s announcement of a settlement agreement with the Federal Energy Regulatory Commission, as presented in a press release dated January 31, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

            99.1 Press Release issued by Reliant Resources, Inc. on January 30, 2003 announcing its intention to file a request with the Public Utility Commission of Texas to increase electricity prices.

            99.2 Press Release issued by Reliant Resources, Inc. on January 31, 2003 announcing a settlement agreement with the Federal Energy Regulatory Commission.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RELIANT RESOURCES, INC.
                                         (Registrant)

Date: February 3, 2003              By: /s/ Mark M. Jacobs
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                                        Mark M. Jacobs
                                        Executive Vice President and
                                        Chief Financial Officer

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                                  EXHIBIT INDEX

     Exhibit
     Number                    Exhibit Description
     ------                    -------------------

      99.1 Press Release issued by Reliant Resources, Inc. on January 30, 2003 announcing its intention to file a request with the Public Utility Commission of Texas to increase electricity prices.

      99.2 Press Release issued by Reliant Resources, Inc. on January 31, 2003 announcing a settlement agreement with the Federal Energy Regulatory Commission.